UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
May 17, 2018
Date of report (date of earliest event reported)
LPL Financial Holdings Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34963	20-3717839
(State or other jurisdictions of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Nos.)
75 State Street, Boston MA 02109
(Address of principal executive offices) (Zip Code)
(617) 423-3644
(Registrant's telephone number, including area code)
N/A
(Former Name or Former Address, if Changed since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.
LPL Financial Holdings Inc. (the “Company”) held its 2018 annual meeting of stockholders (the “Annual Meeting”) on May 17, 2018. The stockholders of the Company considered and acted upon the following proposals:
1. Election of Directors. By the vote reflected below, the stockholders elected the following eight individuals to serve as directors of the Company until the 2019 annual meeting of stockholders and until their respective successors are duly elected and qualified:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Dan H. Arnold	77,784,780	127,031	74,647	3,520,459
Viet D. Dinh	77,535,386	358,332	92,740	3,520,459
H. Paulett Eberhart	77,653,293	240,273	92,892	3,520,459
William F. Glavin, Jr.	77,865,056	29,913	91,489	3,520,459
Anne M. Mulcahy	77,579,441	315,186	91,831	3,520,459
James S. Putnam	75,673,807	2,236,767	75,884	3,520,459
James S. Riepe	73,732,633	4,160,716	93,109	3,520,459
Richard P. Schifter	73,372,559	4,520,749	93,150	3,520,459

2. Ratification of the Appointment of Deloitte & Touche LLP by the Audit Committee of the Board of Directors as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2018. The stockholders ratified the appointment of Deloitte & Touche LLP by the audit committee of the Company’s board of directors as the Company’s independent registered public accounting firm for the current fiscal year. 79,218,354 shares voted for the proposal; 2,215,122 shares voted against the proposal; and 73,441 shares abstained from voting on the proposal. There were no broker non-votes on the proposal.
3. Advisory Vote on Executive Compensation. The stockholders approved, on an advisory, non-binding basis, the compensation paid to the named executive officers of the Company, as disclosed in the Company’s definitive proxy statement on Schedule 14A filed with the Securities Exchange Commission on March 29, 2018 relating to the Annual Meeting. 76,925,975 shares voted for the proposal, 728,228 shares voted against the proposal; and 332,255 shares abstained from voting on the proposal. There were 3,520,459 broker non-votes on the proposal.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LPL FINANCIAL HOLDINGS INC.

By:	/s/ Gregory M. Woods
Name: Gregory M. Woods
Title: Secretary

Dated: May 17, 2018